Property, Equipment and Software, Net	12 Months Ended
Dec. 31, 2025
Property, Equipment and Software, Net [Abstract]
Property, equipment and software, net

7. Property, equipment and software, net

As of December 31, 2024 and 2025, property, equipment and software, net, consisted of the following:

	As of December 31,
	2024	2025	2025
	RMB	RMB	US$
Building	19,426,359	19,426,359	2,777,217
Leasehold improvements	364,349	356,916	51,025
Computer equipment	1,797,728	1,794,185	256,499
Office equipment	855,129	854,483	122,158
Transportation equipment	12,690,712	12,512,069	1,788,742
Computer software	1,213,490	1,331,227	190,314
Construction-in-progress	22,288,562	22,464,974	3,211,622
Property, equipment and software	58,636,329	58,740,213	8,397,577
Less: accumulated depreciation and amortization	(18,841,204)	(20,186,287)	(2,885,858)
Total property, equipment and software, net	39,795,125	38,553,926	5,511,719

Depreciation and amortization expense was RMB2,263,622, RMB1,739,137 and RMB1,533,653 (US$219,253) for the years ended December 31, 2023, 2024 and 2025, respectively. The Group’s building and construction-in-progress with an aggregate carrying amount of RMB13,441,292 and RMB13,027,027 (US$1,862,361) were pledged to bank to secure the bank loan as of December 31, 2024 and 2025 respectively, see note 10.

Among the construction-in-progress, there are three buildings which have been completed but are not ready for internal use and amounting to RMB13,981,477 and RMB14,157,888 (US$2,024,030) in aggregate as of December 31, 2024 and December 31, 2025, respectively. However, the property certificates have not yet been issued due to the absence of a final inspection by local authorities in China. Hence, the use of the three buildings is currently restricted.